3,000,000 Shares

ORIENT PAPER, INC.

Common Stock

PURCHASE AGREEMENT

March 31, 2010

ROTH CAPITAL PARTNERS, LLC
24 Corporate Plaza Drive
Newport Beach, CA 92660

Ladies and Gentlemen:

Orient Paper, Inc., a Nevada corporation (the “Company”), proposes to sell to Roth Capital Partners, LLC (the “Underwriter”) an aggregate of 3,000,000 shares (the “Firm Shares”) of Common Stock, $0.001 par value per share (the “Common Stock”), of the Company pursuant to the terms and conditions of this agreement (this “Agreement”).  The Company has also granted to the Underwriter an option to purchase up to 450,000 additional shares of Common Stock on the terms and for the purposes set forth in Section 3 hereof (the “Option Shares”).  The Firm Shares and any Option Shares purchased pursuant to this Agreement are herein collectively called the “Securities.”

The Company hereby confirms its agreement with respect to the sale of the Securities to the Underwriter.

1. Registration Statement and Prospectus.  The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No.333-163340) under the Securities Act of 1933, as amended (the “Securities Act” or  “Act”) and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, and such amendments to such registration statement as may have been required to the date of this Agreement.  Such registration statement has been declared effective by the Commission.  Such registration statement, at any given time, including amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Securities Act (the “Rule 430B Information”) or otherwise pursuant to the Rules and Regulations at such time, is herein called the “Registration Statement.”  The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.”  Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement” and, from and after the date and time of filing of the Rule 462(b) Registration Statement, the term “Registration Statement” shall include the Rule 462(b) Registration Statement.

The prospectus in the form in which it appeared in the Original Registration Statement is herein called the “Base Prospectus.”  Each preliminary prospectus supplement to the Base Prospectus (including the Base Prospectus as so supplemented), that describes the Securities and the offering thereof, that omitted the Rule 430B Information and that was used prior to the filing of the final prospectus supplement referred to in the following sentence is herein called a “Preliminary Prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file with the Commission a final prospectus supplement to the Base Prospectus relating to the Securities and the offering thereof in accordance with the provisions Rule 430B and Rule 424(b) of the Rules and Regulations.  Such final supplemental form of prospectus (including the Base Prospectus as so supplemented), in the form filed with the Commission pursuant to Rule 424(b) is herein called the “Prospectus.”  Any reference herein to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such prospectus.

For purposes of this Agreement, all references to the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).  All references in this Agreement to financial statements and schedules and other information which is “described,” “contained,” “included” or “stated” in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and which is deemed to be incorporated therein by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

2. Representations and Warranties of the Company.

(a) The Company represents and warrants to, and agrees with, the Underwriter as follows:

(i) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing or the time of first use within the meaning of the Rules and Regulations, complied in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof; it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(f).

(ii) The Registration Statement and any Rule 462(b) Registration Statement were initially declared effective by the Commission under the Securities Act on February 16, 2010.  The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information.  No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

(iii) Each part of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time such part became effective (including each deemed effective date with respect to the Underwriter pursuant to Rule 430B or otherwise under the Securities Act), at all other subsequent times until the expiration of the Prospectus Delivery Period (as defined below), and at the First Closing Date and Second Closing Date (as hereinafter defined), complied and will comply in all material respects with the applicable requirements and provisions of the Securities Act, the Rules and Regulations and the Exchange Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Prospectus (or any amendment or supplement to the Prospectus), at the time of filing, as of its date, or at the time of first use within the meaning of the Rules and Regulations, at all subsequent times until the expiration of the Prospectus Delivery Period, and at the First Closing Date and Second Closing Date, complied and will comply in all material respects with the applicable requirements and provisions of the Securities Act, the Rules and Regulations and the Exchange Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to an Underwriter furnished to the Company by you or by any Underwriter through you, specifically for use in the preparation thereof; it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(f).

(iv) Neither (A) the Issuer General Free Writing Prospectus(es) issued at or prior to the Time of Sale and set forth on Schedule II, the information set forth on Schedule III, and the Statutory Prospectus, all considered together (collectively, the “Time of Sale Disclosure Package”), nor (B) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, includes or included as of the Time of Sale any untrue statement of a material fact or omits or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use therein; it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(f).  As used in this paragraph and elsewhere in this Agreement:

(1)	“Time of Sale” means 7:00am (Eastern time) on the date of this Agreement

(2)
“Statutory Prospectus” as of any time means the Preliminary Prospectus that is included in the Registration Statement immediately prior to that time.  For purposes of this definition, 430B Information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

(3)
“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the offering that does not reflect the final terms, or is a “bona fide electronic roadshow,” as defined in Rule 433 of the Rules and Regulations, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(4)
“Issuer General Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II to this Agreement.

(5)	“Issuer Limited-Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Free Writing Prospectus.

(v) (A) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the Prospectus Delivery Period or until any earlier date that the Company notified or notifies the Underwriter as described in Section 4(c)(B), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus.  The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use therein; it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(f).

(B)  (1) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (2) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act, including the Company or any Subsidiary (as defined below) in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 under the Securities Act.

    (C)  Each Issuer Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the Prospectus Delivery Period, all other conditions to use thereof as set forth in Rules 164 and 433 under the Securities Act.

(vi) The consolidated financial statements of the Company, together with the related notes, set forth or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act and fairly present the financial condition of the Company and its consolidated Subsidiaries as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles in the United States consistently applied throughout the periods involved; the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; all non-GAAP financial information included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus complies with the requirements of Regulation G and Item 10 of Regulation S-K under the Act; and, except as disclosed in the Time of Sale Disclosure Package and the Prospectus, there are no material off-balance sheet arrangements (as defined in Regulation S-K under the Act, Item 303(a)(4)(ii)) or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Company’s knowledge, material future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses.  No other financial statements or schedules are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus.  All pro forma financial statements or data (if any) included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus comply with the requirements of the Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data.  The other financial and statistical data contained in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company.  The Company and its Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet arrangements as defined by the rules of the Commission), not described in the Registration Statement (excluding the exhibits thereto), the Time of Sale Disclosure Package and the Prospectus.  To the Company’s knowledge, Davis Accounting Group P.C., which has expressed its opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, is (x) an independent public accounting firm within the meaning of the Act and the Rules and Regulations, (y) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)) and (z) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.

(vii) The descriptions of the ownership structure of the Company and its subsidiaries and non-subsidiary controlled companies (collectively, the “Subsidiaries”) and the restructurings set forth in the Company’s Form 10-K for the fiscal year ended December 31, 2009 under the caption “Item 1. Business – Corporate History” and the Original Registration Statement under the caption “ABOUT ORIENT PAPER - Corporate History” are accurate and complete. Other than Shengda Holdings, Inc., Baoding Shengda Paper Co., Ltd., Hebei Baoding Orient Paper Milling Company Limited, and Dongfang Zhiye Holding Limited which the Company is in the midst of winding up, the Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity. Each of the Company and its Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its Subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon the business, prospects, management, properties, operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole (“Material Adverse Effect”).

(viii) Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its Subsidiaries, or any material adverse change in the general affairs, condition (financial or otherwise), business, prospects, management, properties, operations or results of operations of the Company and its Subsidiaries, taken as a whole (“Material Adverse Change”) or any development which could reasonably be expected to result in any Material Adverse Change.

(ix) Except as set forth in the Time of Sale Disclosure Package and in the Prospectus, there is not pending or, to the knowledge of the Company and its Subsidiaries, threatened or contemplated, any action, suit or proceeding (a) to which the Company or any of its Subsidiaries is a party or (b) which has as the subject thereof any officer or director of the Company or any of its Subsidiaries, any employee benefit plan sponsored by the Company or any of its Subsidiaries or any property or assets owned or leased by the Company or any of its Subsidiaries before or by any court or Governmental Authority (as defined below), or any arbitrator, which, individually or in the aggregate, might result in any Material Adverse Change, or would materially and adversely affect the ability of the Company  to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Securities.  There are no current or, to the knowledge of the Company and its Subsidiaries, pending, legal, governmental or regulatory actions, suits or proceedings (x) to which the Company or any of its Subsidiaries is subject or (y) which has as the subject thereof any officer or director of the Company or any of its Subsidiaries, any employee plan sponsored by the Company or any of its Subsidiaries or any property or assets owned or leased by the Company or any of its Subsidiaries, that are required to be described in the Registration Statement, Time of Sale Disclosure Package and Prospectus by the Act or by the Rules and Regulations and that have not been so described.

(x) There are no statutes, regulations, contracts or documents that are required to be described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus or required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been so described or filed.

(xi) This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.  The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (B) result in any violation of the provisions of the Company’s charter or by-laws or (C) result in the violation of any law or statute or any judgment, order, rule, regulation or decree of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets (each, a “Governmental Authority”).  No consent, approval, authorization or order of, or registration or filing with any Governmental Authority is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act , the rules of the Financial Industry Regulatory Authority (“FINRA”) or state securities or blue sky laws; and the Company has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the authorization, issuance and sale of the Securities as contemplated by this Agreement.

(xii) Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Registration Statement.  Except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, neither Company nor any of its Affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than Common Stock issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. As used herein, the term “Relevant Security” means any Common Stock or other security of the Company or any Subsidiary that is convertible into, or exercisable or exchangeable for Common Stock or equity securities, or that holds the right to acquire any Common Stock or equity securities of the Company or any Subsidiary or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

(xiii) All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, is duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state and foreign securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing (a copy of which has been delivered to counsel to the Underwriter), and the holders thereof are not subject to personal liability by reason of being such holders; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders; and the capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.  Except as otherwise stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s charter, by-laws or any agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound.  Except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company (collectively “Registration Rights”), and any person to whom the Company has granted Registration Rights has agreed not to exercise such rights until after the consummation of the transactions contemplated hereunder.  All of the issued and outstanding shares of capital stock of each of the Company’s Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock.  Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any Subsidiary of the Company any shares of the capital stock of the Company or any Subsidiary of the Company.  The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus under the caption “Capitalization.”  The Common Stock (including the Securities) conforms in all material respects to the description thereof contained in the Registration Statement, Time of Sale Disclosure Package and the Prospectus.  The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, Time of Sale Disclosure Package and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(xiv) The Company and each of its Subsidiaries hold, and are operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and the Company and each of its Subsidiaries is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees except as such non-compliance would not  individually or in the aggregate, have or be expected to have a Material Adverse Effect.

(xv) The Company and its Subsidiaries have good and marketable title to all property (whether real or personal) described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.  The property held under lease by the Company and its Subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its Subsidiaries.

(xvi) The Company and each of its Subsidiaries own, possess, or can acquire on reasonable terms, all Intellectual Property necessary for the conduct of the Company’s and it Subsidiaries’ business as now conducted or as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus to be conducted, except as such failure to own, possess, or acquire such rights would not result in a Material Adverse Effect.  Furthermore, (A) to the knowledge of the Company and its Subsidiaries, there is no infringement, misappropriation or violation  by third parties of any such Intellectual Property, except as such infringement, misappropriation or violation would not result in a Material Adverse Effect; (B) to the knowledge of the Company and its Subsidiaries, there is no pending or threatened, action, suit, proceeding or claim by others challenging the Company’s or any of its Subsidiaries’ rights in or to any such Intellectual Property, and neither the Company nor any of its Subsidiaries is aware of any facts which would form a reasonable basis for any such claim; (C) the Intellectual Property owned by the Company and its Subsidiaries, and to the knowledge of the Company and its Subsidiaries, the Intellectual Property licensed to the Company and its Subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and neither the Company nor any of its Subsidiaries is aware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or, to the knowledge of Company and its Subsidiaries, threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, neither the Company or any of its Subsidiaries has received any written notice of such claim and neither the Company nor any of its Subsidiaries is aware of any other fact which would form a reasonable basis for any such claim; and (E) to the knowledge of the Company and its Subsidiaries, no employee of the Company or any of its Subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or any of its Subsidiaries or actions undertaken by the employee while employed with the Company or any of its Subsidiaries, except as such violation would not result in a Material Adverse Effect.  Except as stated in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, no name which the Company or any of its Subsidiaries uses and no other aspect of the business of the Company or any of its Subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property of others material to the business or prospects of the Company or any of its Subsidiaries and neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement or fee.  “Intellectual Property” shall mean all patents, patent applications, trade and service marks, trade and service  mark registrations, trade names, copyrights, licenses, inventions, trade secrets, domain names, technology, know-how and other intellectual property.

(xvii) Neither the Company nor any of its Subsidiaries is (i) in violation of its respective charter, by-laws, memorandum of association or articles of association (or similar constitutional or organization documents), or (ii) in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its Subsidiaries is subject, except in the case of (ii) as individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

(xviii) The Company and its Subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its Subsidiaries is contesting in good faith and for which adequate reserves have been provided.  There is no pending dispute with any taxing authority relating to any of such returns, and neither the Company nor any of its Subsidiaries has knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company or any of its Subsidiaries for which there is not an adequate reserve reflected in the Company’s consolidated financial statements included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. All local and national governmental tax relief, concessions, waivers, holidays and preferential treatments of the People’s Republic of China (“PRC”) enjoyed by the Company and its Subsidiaries are valid, binding, and enforceable and do not violate any PRC laws.

(xix) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company; provided, however, that, except as set forth on Schedule II, the Company has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, except in accordance with the provisions of Section 4(q) of this Agreement.

(xx) The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is included or approved for listing on the NYSE Amex Market and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE Amex Market nor has the Company received any notification that the Commission or the NYSE Amex Market is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the NYSE Amex Market for maintenance of inclusion of the Common Stock thereon. The Company has filed an application to include the Securities on the NYSE Amex Market.  Except as previously disclosed to counsel for the Underwriter or as set forth in the Registration Statement, Time of Sale Disclosure Package and the Prospectus, to the knowledge of the Company, no beneficial owners of the Company’s capital stock or subordinated debt who, together with their associated persons and affiliates, hold in the aggregate 10% or more of such capital stock or subordinated debt, have any direct or indirect association or affiliate with a FINRA member.

(xxi) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company’s and its Subsidiaries’ internal control over financial reporting is effective and none of the Company, its board of directors and audit committee is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company’s internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  The Company’s board of directors has, subject to the exceptions, cure periods and the phase in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Company’s board of directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules.

(xxii) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xxiii) Each of the Company and its Subsidiaries carries, or is covered by, insurance from insurers with appropriately rated claims paying abilities in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries; all policies of insurance and any fidelity or surety bonds insuring the Company or any of its Subsidiaries or its business, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and  neither the Company nor any of its Subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(xxiv) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(xxv) The conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied in all respects and the Company is eligible to use Form S-3 for the purpose of registration the Securities.

(xxvi) The documents incorporated by reference in the Registration Statement, Time of Sale Disclosure Package and in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and were filed on a timely basis with the Commission and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Registration Statement, Time of Sale Disclosure Package or in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xxvii)   The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder.  No loans have been made by the Company or any of its Subsidiaries to any director or officer of either of the Company or its Subsidiaries in violation of the Sarbanes-Oxley Act or any other applicable law.

(xxviii)   The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its Subsidiaries, is made known to the principal executive officer and the principal financial officer.  The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.

(xxix)   Each of the Company, its Subsidiaries, its affiliates and, to the knowledge of the Company and its Subsidiaries, any of their respective officers, directors, supervisors, managers, agents, or employees, has not violated, its participation in the offering will not violate, and the Company has instituted and maintains policies and procedures designed to ensure continued compliance with, each of the following laws:  (a) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other law, rule or regulation of similar purposes and scope, (b) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, U.S. Currency and Foreign Transactions Reporting Act of 1970, Title 18 US. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States and/or PRC is a member and with which designation representative of the United States and/or PRC to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder (collectively, the “Money Laundering Laws”) or (c) laws and regulations imposing U.S. economic sanctions measures, including, but not limited to, the International Emergency Economic Powers Act, the Trading with the Enemy Act, the United Nations Participation Act and the Syria Accountability and Lebanese Sovereignty Act, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued thereunder. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company and its Subsidiaries, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

(xxx)   Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company and its Subsidiaries, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to U.S. sanctions administered by OFAC is pending or, to the knowledge of the Company and its Subsidiaries, threatened; and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person that would, if undertaken by a U.S. person as defined in U.S. sanctions administered by OFAC, be prohibited by  any U.S. sanctions administered by OFAC.

(xxxi)   To the knowledge of the Company and its Subsidiaries, no transaction has occurred between or among the Company and its Subsidiaries, on the one hand, and any of the Company’s officers, directors or 5% stockholders or any affiliate or affiliates of any such officer, director or 5% stockholders that is required to be described that is not so described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.  None of the Company and its Subsidiaries has, directly or indirectly, extended or maintained credit, or arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any of its directors or executive officers in violation of applicable laws, including Section 402 of the Sarbanes-Oxley Act.

(xxxii)   Except as disclosed in the Registration Statement, Time of Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any Governmental Authority or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination,  liability or claim would individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries is aware of any pending investigation which might lead to such a claim.

(xxxiii)   (i) To the knowledge of the Company and its Subsidiaries, no “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the Code and not exempt under ERISA Section 408 and the regulations and published interpretations thereunder has occurred with respect to any Employee Benefit Plan.  At no time has the Company or any ERISA Affiliate maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA or any multiple employer plan for which the Company or any ERISA Affiliate has incurred or could incur liability under Section 4063 or 4064 of ERISA.  No Employee Benefit Plan provides or promises, or at any time provided or promised, retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state or foreign law.  Each Employee Benefit Plan is and has been operated in material compliance with its terms and all applicable laws, including but not limited to ERISA and the Code and, to the knowledge of the Company and its Subsidiaries, no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Company or any ERISA Affiliate to any material tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law.  Each Employee Benefit Plan intended to be qualified under Code Section 401(a) is so qualified and has a favorable determination or opinion letter from the IRS upon which it can rely, and any such determination or opinion letter remains in effect and has not been revoked; to the knowledge of the Company and its Subsidiaries, nothing has occurred since the date of any such determination or opinion letter that is reasonably likely to adversely affect such qualification; (ii) with respect to each Foreign Benefit Plan, such Foreign Benefit Plan (A) if intended to qualify for special tax treatment, meets, in all material respects, the requirements for such treatment, and (B) if required to be funded, is funded to the extent required by applicable law, and with respect to all other Foreign Benefit Plans, adequate reserves therefore have been established on the accounting statements of the applicable Company or Subsidiary; (iii) the Company does not have any obligations under any collective bargaining agreement with any union and no organization efforts are underway with respect to employees of the Company and its Subsidiaries.  As used in this Agreement, “Code” means the Internal Revenue Code of 1986, as amended; “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, including, without limitation, all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (A) any current or former employee, director or independent contractor of the Company or its Subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of its respective Subsidiaries or (B) the Company or any of its Subsidiaries has had or has any present or future obligation or liability; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means any member of the company’s controlled group as defined in Code Section 414(b), (c), (m) or (o); and “Foreign Benefit Plan” means any Employee Benefit Plan established, maintained or contributed to outside of the United States of America or which covers any employee working or residing outside of the United States.

(xxxiv)   Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, none of the Company and any of its Subsidiaries has granted rights to develop, manufacture, produce, assemble, distribute, license, market or sell its products to any other person and is bound by any agreement that affects the exclusive right of the Company and its Subsidiaries to develop, manufacture, produce, assemble, distribute, license, market or sell their products.

(xxxv)   No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or is threatened or imminent, and none of the Company and any of its Subsidiaries is aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(xxxvi)   None of the Subsidiaries of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s share capital, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Registration Statement, Time of Sale Disclosure Package and the Prospectus; except as described in the Registration Statement, Time of Sale Disclosure Package and the Prospectus, any dividends and other distributions declared with respect to after-tax retained earnings on the equity interests of the Company’s PRC Subsidiaries may under PRC laws and regulations be paid to the Company; and all such dividends and distributions will not be subject to withholding or other taxes under PRC laws and regulations and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any governmental authorization in the PRC.

(xxxvii)   Except as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, each of the Company and its Subsidiaries has taken or is in the process of taking all reasonable steps (to the extent required of the Company and each such Subsidiary under PRC laws and regulations) to comply with, and to ensure compliance by each of (i) its principal stockholders as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and (ii) any other persons known to the Company that are required to comply (in connection with their interests in the Company) with applicable rules and regulations of the relevant PRC governmental agencies (including, without limitation, the Ministry of Commerce, National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the “PRC Overseas Investment and Listing Regulations”), including, without limitation, requesting such persons to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(xxxviii)   There are no affiliations or associations between (i) any member of the FINRA and (ii) the Company or, to the knowledge of the Company, any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Preliminary Prospectus was initially filed with the Commission, except as disclosed in the Registration Statement, Time of Sale Disclosure Package and in the Prospectus.

(xxxix)   The Registration Statement, the Time of Sale Disclosure Package and the Prospectus each fairly and accurately describe all material trends, demands, commitments and events known to the Company, and uncertainties, and the potential effects thereof, that the Company believes would materially affect its liquidity and are reasonably likely to occur; and neither the Company nor any of its Subsidiaries is engaged in any “off-balance sheet arrangements” as defined by the Commission.  As used herein, the phrase “reasonably likely” refers to a disclosure threshold lower than “more likely than not.”

(xl)   The statements set forth in each Preliminary Prospectus and the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the shares, and under the caption “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

(xli)   The entering into and performance or enforcement of this Agreement in accordance with its terms will not subject the Underwriter to a requirement to be licensed or otherwise qualified to do business in the PRC, nor will the Underwriter be deemed to be resident, domiciled, carrying on business through an establishment or place in the PRC or in breach of any laws or regulations in the PRC by reason of the entering into, performance or enforcement of this Agreement.

(xlii)   As of the date hereof, as of the date of the Prospectus, the First Closing Date and the Second Closing Date, the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and  Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (“CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006 (the “M&A Rules”) or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules did not and do not apply to the issuance and sale of the Securities, the quotation and trading of the Securities on the NYSE Amex Market, the acquisition of Shengda Holdings Inc. by the Company and the execution and performance of the management agreements, as amended, among Baoding Shengde Paper Co., Ltd., Hebei Baoding Orient Paper Milling Company Limited and its shareholders  as disclosed in the Company’s current reports on Form 8-K filed on June 30, 2009 and February 11, 2010, or the consummation of the transactions contemplated by this Agreement. Nor is CSRC or other PRC government approval required in connection with the above.

(xliii)   The statements set forth in the Prospectus and/or documents incorporated by reference thereto under the captions “Risk Factors— If the China Securities Regulatory Commission, or CSRC, or another Chinese regulatory agency, determines that CSRC approval is required in connection with this offering, this offering may be delayed or cancelled, or we may become subject to penalties” and “Risk Factors— Failure to comply with PRC regulations relating to the establishment of offshore special purpose companies by PRC residents may materially adversely affect us” are a fair and accurate summary in all material respects of the matters described therein, and nothing has been omitted from such summary which would make the same misleading in any material respect.

(xliv)   The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xlv)   The Company has not distributed and, prior to the later of the First Closing Date (or the Second Closing Date, if any) or any settlement date and completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Underwriter has consented in accordance with this Agreement and any Issuer General Free Writing Prospectus set forth on Schedule II hereto.

(xlvi)   The contractual arrangements governed by PRC law among the Company and its Subsidiaries (including without limitation the contractual arrangements with Hebei Baoding Orient Paper Milling Company Limited and its shareholders, and the establishment of the overseas affiliated companies of Baoding Shengde Paper Co., Ltd., including without limitation the Company and Shengde Holdings, Inc.) establishing the corporate structure for operating the PRC Group Companies constitute legal, valid and binding obligations of all the parties therein, will not result in any violation of current PRC laws or regulations, and are enforceable against all parties therein, in accordance with their terms.  The ownership structure of the Company and its Subsidiaries, both currently and after giving effect to the offering of the Securities (the “Corporate Structure”), are in compliance with existing PRC laws and regulations.  All consent, approval, authorization or order of, or registration or filing with any Governmental Authority required for the restructuring transactions resulting into the Corporate Structure (collectively, the “Restructuring”), including without limitation the Reverse Takeover, the acquisition of the Company’s Subsidiaries, the unwinding of Dongfang Zhiye Holding Limited’s ownership of Hebei Baoding Orient Paper Milling Company Limited and the establishment of the overseas affiliated companies of the Company’s PRC Subsidiaries have been duly obtained, and none of such governmental authorizations has been withdrawn or revoked nor are there circumstances which may give rise to such governmental authorizations being withdrawn or revoked, or is subject to any condition precedent which has not been fulfilled or performed. The Restructuring did not and/or does not (A) contravene or conflict with any provision of any applicable PRC laws and regulations, (B) contravene or conflict with the respective articles of association, business license or other constitutional documents of any of the Company and its Subsidiaries, or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of the Company and its Subsidiaries is a party or by which any of the Company and its Subsidiaries is bound or to which any of the property or assets of any of the Company and its Subsidiaries is subject.

(xlvii)   Each of the Company and its Subsidiaries has full power, authority and legal right to enter into, execute, adopt, assume, deliver and perform its respective obligations under each of the contracts disclosed, included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus (including without limitation those related to the Restructuring, collectively, the “Material Contracts”) to which it is a party;  Each of the Company and its Subsidiaries has duly authorized, executed and delivered each of the Material Contracts to which it is a party, and the Material Contracts (either individually or in any combination) constitute valid, legal and binding obligations enforceable against the Company and/or its respective Subsidiary in accordance with their respective terms. The execution, delivery and performance of the Material Contracts by the Company and/or its respective Subsidiary, and the consummation of the transactions contemplated thereunder, do not (A) result in any violation of the business license, articles of association, other constitutional documents (if any) or governmental authorizations of the Company and/or its respective Subsidiary; (B) result in any violation of or penalty under any applicable law; or (C) conflict with or result in a breach or violation of any of the material terms or provisions of, or constitute a material default under, any other contract, license, bond, debenture, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company and/or its respective Subsidiary is a party or by which any of them is bound or to which any of their property or assets is subject; All consent, approval, authorization or order of, or registration or filing with any Governmental Authority required for the execution, delivery and performance of the Material Contracts and the consummation of the transactions contemplated thereunder have been duly obtained and are in full force and effect.

(xlviii)   Any third-party statistical and market-related data included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus is based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(xlix)            No approval of the shareholders of the Company under the rules and regulations of the NYSE Amex Market or other applicable laws and regulations is required for the Company to issue and deliver to the Underwriter the Securities.

(l) All information contained in the questionnaires completed by each of the Company’s officers and directors immediately prior to the Offering and provided to the Underwriter as well as the biographies of such individuals in the Registration Statement is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by the directors and officers to become materially inaccurate and incorrect.

(li)   None of the Company, any of its Subsidiaries or any of their respective properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the PRC, Nevada, New York or United States federal law; and, to the extent that the Company, any of its Subsidiaries or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and its Subsidiaries waive and will waive such right to the extent permitted by law.

(lii)   Under the laws of Nevada, the courts of Nevada recognize and give effect to the choice of law provisions set forth in Section 14 hereof and enforce judgments of U.S. courts obtained against the Company to enforce this Agreement.  Under the laws and regulations of the PRC, the courts of the PRC recognize and give effect to the choice of law provisions set forth in Section 14 hereof and enforce judgments of U.S. courts obtained against the Company  to enforce this Agreement.

(b) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

3. Purchase, Sale and Delivery of Securities.

(a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Firm Shares to the Underwriter, and the Underwriter agrees to purchase from the Company the Firm Shares.  The purchase price (net of discounts and commissions) for each Firm Share shall be $7.7962 per share.

The Firm Shares will be delivered by the Company to you for the accounts of the Underwriter against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company, at the offices of Roth Capital Partners, LLC, 24 Corporate Plaza Drive, Newport Beach, CA 92660, or such other location as may be mutually acceptable, at 9:00 a.m. Pacific time on the third (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the “First Closing Date.”  If the Underwriter so elects, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Underwriter. Certificates representing the Firm Shares, in definitive form and in such denominations and registered in such names as you may request upon at least two business days’ prior notice to the Company, will be made available for checking and packaging not later than 10:30 a.m., Pacific time, on the business day next preceding the First Closing Date at the offices of Roth Capital Partners, LLC, 24 Corporate Plaza Drive, Newport Beach, CA 92660, or such other location as may be mutually acceptable.

(b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriter an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriter in the sale and distribution of the Firm Shares.  The option granted hereunder may be exercised in whole or in part at any time (but not more than once) within 45 days after the effective date of this Agreement upon notice (confirmed in writing) by the Underwriter to the Company setting forth the aggregate number of Option Shares as to which the Underwriter is exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by you, when the Option Shares are to be delivered, such time and date being herein referred to as the “Second Closing” and “Second Closing Date” (together with the First Closing Date, collectively, the “Closing Dates”, each, a “Closing Date”), respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised.  No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

The Option Shares will be delivered by the Company to you against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company, at the offices of Roth Capital Partners, LLC, 24 Corporate Plaza Drive, Newport Beach, CA 92660, or such other location as may be mutually acceptable at 9:00 a.m., Pacific time, on the Second Closing Date.  If the Underwriter so elects, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Underwriter.  Certificates representing the Option Shares in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, or evidence of their issuance, will be made available for checking and packaging not later than 10:30 a.m., Pacific time, on the business day next  preceding the Second Closing Date at the office of Roth Capital Partners, LLC, 24 Corporate Plaza Drive, Newport Beach, CA 92660, or such other location as may be mutually acceptable.

4. Covenants.  The Company covenants and agrees with the Underwriter as follows:

(a) During the period beginning on the date hereof and ending on the later of the Second Closing Date or such date, as in the opinion of counsel for the Underwriter, the Prospectus is no longer required by law to be delivered (assuming the absence of Rule 172 under the Securities Act), in connection with sales by an Underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement (including any Rule 462(b) Registration Statement), the Time of Sale Disclosure Package or the Prospectus, the Company shall furnish to the Underwriter for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Underwriter or counsel to the Underwriter reasonably object.  Subject to this Section 4(a), immediately following execution of this Agreement, the Company will prepare the Prospectus containing the Rule 430B Information and other selling terms of the Securities, the plan of distribution thereof and such other information as may be required by the Securities Act or the Rules and Regulations or as the Underwriter and the Company may deem appropriate, and if requested by the Underwriter, an Issuer Free Writing Prospectus containing the selling terms of the Securities and such other information as the Company and the Underwriter may deem appropriate, and will file or transmit for filing with the Commission, in accordance with Rule 424(b) or Rule 433, as the case may be, copies of the Prospectus and each Issuer Free Writing Prospectus.

(b) After the date of this Agreement, the Company shall promptly advise the Underwriter in writing (A) of the receipt of any comments of, or requests for additional or supplemental information from the Commission, (B) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus, (C) of the time and date that any post-effective amendment to the Registration Statement becomes effective, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, or (E) of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes.  If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment.  Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b), Rule 433 or Rule 462 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(c) (A)  During the Prospectus Delivery Period, the Company will comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Time of Sale Disclosure Package and the Prospectus.  If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Underwriter or counsel to the Underwriter to amend the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company will promptly notify you and will amend the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(B)           If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or promptly will notify the Underwriter and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(C)           If immediately prior to the third anniversary of the initial effective date of the Registration Statement, any of the Securities remain unsold by the Underwriter, the Company will prior to that third anniversary file, if it has not already done so, a new shelf registration statement relating to the Securities, in a form satisfactory to the Underwriter, will use its commercially reasonable efforts to cause such registration statement to be declared effective within 180 days after that third anniversary, and will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities.  References herein to the Registration Statement shall include such new shelf registration statement.

(d) The Company shall take or cause to be taken all necessary action to qualify the Securities for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation, to execute a general consent to service of process in any state, or to subject itself to taxation of any jurisdiction if it is not otherwise so subject.

(e) The Company will furnish, at its own expense, to the Underwriter and counsel for the Underwriter copies of the Registration Statement (which will include three complete manually signed copies of the Registration Statement and all consents and exhibits filed therewith), and to the Underwriter and any dealer each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request.

(f) During a period of five years commencing with the date hereof, the Company will furnish to the Underwriter, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to the stockholders of the Company and all information, documents and reports filed with the Commission, the FINRA or any securities exchange (other than any such information, documents and reports that are filed with the Commission electronically via EDGAR or any successor system).

(g) The Company will make generally available to its security holders as soon as practicable, but in no event later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(h)  Upon the consummation of the transactions contemplated hereunder, the Company, will pay all reasonable out-of-pocket expenses incurred by the Underwriter in connection with its services under this Agreement (including, without limitation, the fees and disbursement for the Underwriter’s counsel), provided that any expenses greater than $5,000 shall be pre-approved and agreed to by the Company.

(i) The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Time of Sale Disclosure Package and in the Prospectus and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 of the Rules and Regulations.

(j) The Company will not, without the prior written consent of the Underwriter, from the date of execution of this Agreement and continuing to and including the date which is 90 days after the date of the Prospectus (the “Lock-Up Period”), (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except (i) to the Underwriter pursuant to this Agreement and (ii) to directors, employees and consultants of the Company under the Company’s equity incentive plans disclosed in the Registration Statement, Time of Sale Disclosure Package and in the Prospectus, so long as such persons agree to be bound by same terms of this Section 4(j).  The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.  If (1) during the last 17 days of the Lock-Up Period, (a) the Company issues an earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions in this Agreement, unless otherwise waived by the Underwriter in writing, shall continue to apply until the expiration of the date that is 18 calendar days after the date on which (a) the Company issues the earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs.  The Company will provide the Underwriter with prior notice of any such announcement that gives rise to the extension of the Lock-Up Period.

(k) Reserved.

(l) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Securities Act which have not been so disclosed in the Registration Statement.

(m) The Company will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby except as otherwise contemplated in this Agreement.

(n) During the Prospectus Delivery Period, the Company will file on a timely basis with the Commission such periodic and special reports as required by the Rules and Regulations.

(o) The Company and its Subsidiaries will maintain such controls and other procedures, including without limitation those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company, including its Subsidiaries, is made known to them by others within those entities.

(p) The Company and its Subsidiaries will comply with all applicable provisions of the Sarbanes-Oxley Act.

(q) The Company represents and agrees that, unless it obtains the prior written consent of the Underwriter, and the Underwriter agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II.  Any such free writing prospectus consented to by the Company and the Underwriter is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

(r) Prior to a Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company and/or its Subsidiaries, their condition, financial or otherwise, or the earnings, business, operations or prospects of any of them, or the offering of the Securities (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Underwriter are notified), without the prior written consent of the Underwriter, unless in the reasonable judgment of the Company and its counsel, and after notification to the Underwriter, such press release or communication is required by law or applicable stock exchange, in which case the Company shall use its reasonable best efforts to allow the Underwriter reasonable time to comment on such release or other communication in advance of such issuance.

5. Conditions of Underwriter’s Obligations.  The obligations of the Underwriter hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, to the performance by the Company of their respective obligations hereunder and to the following additional conditions:

(a) If filing of the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Prospectus (or such amendment or supplement) or such Issuer Free Writing Prospectus with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or Rule 164(b)); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, any Rule 462(b) Registration Statement, or any amendment thereof, nor suspending or preventing the use of the Registration Statement, Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to your satisfaction.

(b) No Underwriter shall have advised the Company that (i) the Registration Statement or any amendment thereof or supplement thereto contains an untrue statement of a material fact which, in your opinion, is material or omits to state a material fact which, in your opinion, is required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c) Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its Subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its Subsidiaries, or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), or any loss by strike, fire, flood, earthquake, accident or other calamity, whether or not covered by insurance, incurred by the Company or any Subsidiary, the effect of which, in any such case described above, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Time of Sale Disclosure Package and in the Prospectus.

(d) On or after the Time of Sale (i) no downgrading shall have occurred in the rating accorded any of the Company’s securities by any “nationally recognized statistical organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s securities or;

(e) On each Closing Date, there shall have been furnished to you the opinion of Sichenzia Ross Friedman Ference, LLP, United States counsel for the Company, dated such Closing Date and addressed to you in substantially the form attached hereto as Exhibit A.

(f) Reserved.

(g) On each Closing Date, there shall have been furnished to you the opinion of Dacheng Law Offices, PRC counsel for the Company, addressed to you, in substantially the form attached hereto as Exhibit B.

(h) On each Closing Date, there shall have been furnished to you such opinion or opinions from Pillsbury Winthrop Shaw Pittman, LLP, United States counsel for the Underwriter, dated such Closing Date and addressed to you, in form and substance satisfactory to the Underwriter, and such counsel shall have been provided with such papers and information as they request to enable them to pass upon such matters.

(i) On each Closing Date, there shall have been furnished to you the opinion of Grandall Legal Group, PRC counsel for the Underwriter, addressed to you, in form and substance satisfactory to the Underwriter, and such counsel shall have been provided with such papers and information as they request to enable them to pass upon such matters.

(j) On the date hereof and on each Closing Date you shall have received a letter of Davis Accounting Group P.C. and a letter of BDO Limited, dated the date hereof or such Closing Date and addressed to you, confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Disclosure Package, as of a date not prior to the date hereof or more than five days prior to the date of such letter), the conclusions and findings of said firm, customarily included in the accountants’ “comfort letter,”  with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter.

(k) On the date hereof and on each Closing Date you shall have received a letter of the chief financial officer of the Company, dated the date hereof or such Closing Date and addressed to you, in form and substance satisfactory to the Underwriter, which letters shall cover, without limitation, the various financial and operating disclosures contained or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus and the Permitted Free Writing Prospectus, if any.

(l) On each Closing Date, there shall have been furnished to you a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii) No stop order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale,  nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

(iii) The signers of said certificate have carefully examined the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and any amendments thereof or supplements thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Time of Sale Disclosure Package and the Prospectus), and

(A)           each part of the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) contain, and contained, when such part of the Registration Statement (or such amendment) became effective, all statements and information required to be included therein, each part of the Registration Statement, or any amendment thereof, does not contain, and did not contain, when such part of the Registration Statement (or such amendment) became effective, any untrue statement of a material fact or omit to state, and did not omit to state when such part of the Registration Statement (or such amendment) became effective, any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include and did not include as of its date, or the time of first use within the meaning of the Rules and Regulations, any untrue statement of a material fact or omit to state and did not omit to state as of its date, or the time of first use within the meaning of the Rules and Regulations, a material fact necessary to make the statements therein, in light of the circumstances under which they were made,

(B)           neither (1) the Time of Sale Disclosure Package nor (2) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, include, nor included as of the Time of Sale any untrue statement of a material fact or omits, or omitted as of the Time of Sale, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(C)           since the Time of Sale, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference into the Time of Sale Disclosure Package or into the Prospectus that has not been so filed,

(D) subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package and in the Prospectus, neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Time of Sale Disclosure Package and in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any of its Subsidiaries, or any Material Adverse Change or any development which could reasonably be expected to result in any Material Adverse Change (whether or not arising in the ordinary course of business), or any loss by strike, fire, flood, earthquake, accident or other calamity, whether or not covered by insurance, incurred by the Company or any Subsidiary, and

(E) except as stated in the Time of Sale Disclosure Package and in the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its Subsidiaries is a party before or by any court or Governmental Authority or body, or any arbitrator, which could reasonably be expected to result in any Material Adverse Change.

(m) On each Closing Date, there shall have been furnished to you a certificate of the Company’s Secretary, dated such Closing Date and addressed to you, in form and substance satisfactory to the Underwriter.

(n) On each Closing Date, there shall have been furnished to you a letter agreement executed by the Company and all other parties (the “Buyers”) to that certain Securities Purchase Agreement dated October 7, 2009 (the “SPA”) and that certain Registration Rights Agreement (the “RRA”) pursuant to the Buyers shall have waived certain rights of the Buyers under the SPA and RRA, in a manner reasonably accepted to the Underwriter;

(o) The Company shall have furnished to you and counsel for the Underwriter such additional documents, certificates and evidence as you or they may have reasonably requested.

(p) The Securities to be delivered on such Closing Date have been approved for listing on the NYSE Amex Market, subject to official notice of issuance.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and counsel for the Underwriter.  The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

6. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Underwriter, its affiliates, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which such indemnified person may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the 430B Information and any other information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Common Stock (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each indemnified person for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof; it being understood and agreed that the only information furnished by an Underwriter consists of the information described as such in Section 6(f).

In addition to its other obligations under this Section 6(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), they will reimburse the Underwriter on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company’s obligation to reimburse the Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction.  To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter that received such payment shall promptly return it to the party or parties that made such payment, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by the Bank of America (or its successor) (the “Prime Rate”).  Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.  This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

(b) The Underwriter will indemnify and hold harmless the Company and its affiliates, directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act and Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which such indemnified person may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof (it being understood and agreed that the only information furnished by an Underwriter consists of the information described as such in Section 6(f)), and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure (through the forfeiture of substantive rights or defenses).  In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the Underwriter, it is advisable for the Underwriter to be represented as a group by separate counsel, the Underwriter shall have the right to employ a single counsel (in addition to local counsel) to represent the Underwriter who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriter under subsection (a) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriter as incurred (in accordance with the provisions of the second paragraph in subsection (a) above).  An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing.  In addition, no indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand and the Underwriter on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d).  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d).  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 6 shall be in addition to any liability that the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

(f) The Underwriter confirms and the Company acknowledges that the statements with respect to the public offering of the Securities by the Underwriter regarding the names and corresponding share amounts set forth in the table of the underwriters under the caption “Underwriting” and the concession and reallowance figures and the paragraph relating to stabilization by the Underwriter appearing under the caption “Underwriting” in the Time of Sale Disclosure Package and in the Prospectus are correct and constitute the only information concerning the Underwriter furnished in writing to the Company specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus.

7. Representations and Agreements to Survive Delivery.  All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, including but not limited to the agreements of the Underwriter, the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Securities to and by the Underwriter hereunder.

8. Reserved.

9. Termination of this Agreement.

(a) You shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriter’s obligations hereunder is not fulfilled, (iii) trading in the Company’s Common Stock shall have been suspended by the Commission or The NYSE Amex or trading in securities generally on the NYSE Amex or New York Stock Exchange shall have been suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE Amex or New York Stock Exchange, by such exchange or by order of the Commission or any other Governmental Authority having jurisdiction, (v) a banking moratorium shall have been declared by federal or state authorities, or (vi) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States and/or the PRC, any declaration by the United States and/or the PRC of a national emergency or war, any change in financial markets, any substantial change or development involving a prospective substantial change in United States and/or the PRC or international political, financial or economic conditions, or any other calamity or crisis that, in your judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(h) and Section 6 hereof shall at all times be effective and shall survive such termination.

(b) If you elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone, confirmed by letter.

10. Default by the Company.

If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any Underwriter or, except as provided in Section 4(h) and Section 6 hereof, any non-defaulting party.

No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

11. Notices.  Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriter, shall be mailed or delivered to the Underwriter at (i) Roth Capital Partners, LLC, 24 Corporate Plaza Drive, Newport Beach, CA 92660 Attention: General Counsel, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address stated in the Underwriter’s Questionnaire furnished by such Underwriter in connection with this offering; if to the Company, shall be mailed or delivered to it at Nansan Gongli, Nanhuan Rd, Xushui County, Baoding City Hebei Province, The People’s Republic of China 072550 with a copy to its U.S. counsel, Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, NY 10006 or in each case to such other address as the person to be notified may have requested in writing.  Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

12. Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6.  Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained.  The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Securities from the Underwriter.

13. Absence of Fiduciary Relationship.  The Company acknowledges and agrees that: (a) the Underwriter has been retained solely to act as an underwriter in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and the Underwriter has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriter has advised or are advising the Company on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Underwriter and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Underwriter and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Underwriter has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that the Underwriter is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Underwriter, and not on behalf of the Company; (e) it waives to the fullest extent permitted by law, any claims it may have against the Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that the Underwriter shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

14. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

15. Submission to Jurisdiction.  In connection with any action involving the Company arising out of or relating to this Agreement, the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York (each, a “New York Court”) shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto.  The Company hereby consents to personal jurisdiction, service and venue in any court in which any claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party.  The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which said Company is or may be subject, by suit upon such judgment.

16. Research Analyst Independence. The Company acknowledges that the Underwriter’s research analysts and research departments are required to be independent from their investment banking divisions and are subject to certain regulations and internal policies, and that the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Underwriter’s investment banking divisions. The Company acknowledges that the Underwriter are full service securities firms and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for their own accounts or the accounts of their customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 16 shall relieve any Underwriter of any responsibility or liability it may otherwise bear in connection with activities in violation of applicable securities laws, rules and regulations.

17. Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

18. General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.  The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof.

[Signature Page Follows]
Please sign and return to the Company the enclosed duplicates of this Agreement whereupon it will become a binding agreement between the Company and the Underwriter in accordance with its terms.

Very truly yours,

Orient Paper, Inc.

By:	/s/ Zhenyong Liu
By Zhenyong Liu
Title Chief Executive Officer

Confirmed as of the date first
above mentioned.

Roth Capital Partners, LLC

By  ________________
Managing Director

SCHEDULE I

Reserved

SCHEDULE II

Issuer General Free Writing Prospectuses

None
SCHEDULE III

Pricing Information

1.	The initial price to the public: US$8.25 per share.
2.	Number of shares offered: 3,000,000.
3.	Overallotment option: 450,000.
4.	Underwriting discounts and commissions: 5.5%.

EXHIBIT A

FORM OF ISSUER COUNSEL US OPINION

26

EXHIBIT B

FORM OF ISSUER COUNSEL PRC OPINION